Net cash and cash equivalents	12 Months Ended
Dec. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
Net cash and cash equivalents
4.1 Net cash and cash equivalents

(CHF in millions)	12/31/2024	12/31/2023

Current bank accounts	500.9	210.3
Digital wallets	10.9	11.4
Fixed deposit	412.5	272.9
Cash and cash equivalents	924.3	494.6
Current bank overdrafts	—	—
Net cash and cash equivalents(1)	924.3	494.6
(1) Net cash and cash equivalents included restricted cash in the amount of CHF 0.6 million as of December 31, 2024 and CHF 0.2 million as of December 31, 2023.

Digital wallets mainly include deposit account balances at online payment platforms, primarily PayPal. Fixed deposits are comprised of short-term highly liquid investments which are readily convertible into cash with maturity of three months or less and are subject to an insignificant risk of change in value.

Accounting policies	Cash and cash equivalents include short-term highly liquid assets with a maturity of three months or less. On measures cash and cash equivalents at amortized costs. On does not recognize any credit impairment losses on these assets as the related credit risk is considered to be insignificant due to their short-term maturity and the external counterparties’ credit ratings.